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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934


                       Date of Report September 26, 1996
                       (Date of earliest event reported)



                         Austin's International, Inc.
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction or incorporation)





       33-47357-A                                         65-0322000
(Commission File Number)                       (IRS Employer Identification No.)





    2400 E. Commercial Boulevard, Suite 800, Ft. Lauderdale, Florida 33308
    (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code (954) 772-0980









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Item 5.    Other Events.
           ------------

           Effective September 26, 1996, the Registrant accepted the resignation of Edwin M. Freakley as a Director, Chairman of the Board and Chief Executive Officer of the Registrant incident to the termination of the related management agreement between the Registrant and Worrell Enterprises, Inc. ("Worrell"), pursuant to the terms of which agreement, Mr. Freakley agreed to serve in such capacities. The Registrant and Worrell waived the 60 days' prior written notice termination requirement under such agreement.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AUSTIN'S INTERNATIONAL, INC.
                                                    (Registrant)




                                             By: /s/ Larry E. Graybill
                                                ------------------------
                                                  Larry E. Graybill
                                                  Chief Financial Officer





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